Exhibit 99.1


COMPANY CONTACTS:                            INVESTOR RELATIONS:
Universal Power Group, Inc                   Lambert, Edwards & Associates
469-892-1122                                 616-233-0500
Mimi Tan, SVP                                Jeff Tryka, Ryan McGrath
tanm@upgi.com                                rmcgrath@lambert-edwards.com
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             UNIVERSAL POWER GROUP SIGNS LICENSING AGREEMENT TO DEVELOP
               LINE OF ENERGIZER BRANDED BATTERY-POWERED PRODUCTS

CARROLLTON, TEXAS -- DEC. 22, 2008 -- Universal Power Group, Inc. (NYSE Alternext US: UPG) today announced that it has entered into a licensing agreement with Eveready Battery Company, Inc., a division of Energizer Holdings, Inc. (NYSE: ENR), to develop a line of consumer products under the Energizer(R) brand for distribution through mass, specialty and automotive stores. The four-year agreement provides UPG with exclusive rights to develop, market and sell Energizer branded automotive battery chargers and maintainers, and automotive jumpstarters. In addition, UPG will have non-exclusive rights to develop, market and sell Energizer branded power inverters used primarily in the automotive market.

"We are excited to combine our expertise in portable power products and accessories with a trusted brand like Energizer," said Randy Hardin, President and CEO of UPG. "This partnership brings a great benefit to consumers who expect quality and reliability from their portable power products. This also demonstrates the scope of capabilities we bring to the marketplace - from product development and marketing to sourcing, global supply chain management and logistics. Finally, it adds another well-known brand to our strong roster of relationships."

The new Energizer product line is scheduled to be introduced at the International Consumer Electronics Show in Las Vegas, Jan. 9-11, 2009. The products are expected to appear on retail shelves in summer 2009.

"Partnering with UPG makes sense for Energizer, our retail partners, and for consumers," said Mike Rivard, General Manager, New Business Development. "At Energizer, we're committed to giving people the freedom of having the power they need wherever and whenever they need it, whether they're at home, on the road, or on a camping trip. This new line of products not only can provide drivers with peace of mind, but they deliver the power to charge just about anything while on the go. We think consumers will be excited to see these products on shelves soon."

ABOUT UNIVERSAL POWER GROUP, INC.
Universal Power Group, Inc. is a leading provider of third-party logistics and supply chain management services, and a distributor of batteries and power accessories to various markets. UPG's supply chain services include procurement, warehousing, inventory management, distribution, fulfillment, and value-added services such as sourcing, custom battery pack assembly, coordination of battery recycling efforts, custom kitting, and product design and development. UPG's range of product offerings include proprietary brands of industrial and consumer batteries of all chemistries, chargers, cellular and Bluetooth accessories, jump-starters, 12-volt accessories, solar panels, and security products. For more information, please visit the UPG website at www.upgi.com.
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ABOUT ENERGIZER
Energizer Holdings, Inc. [NYSE: ENR], www.energizer.com, headquartered in St. Louis, Missouri, is one of the world's largest manufacturers of primary batteries, battery-powered devices and flashlights. Energizer, a global leader in the dynamic business of providing portable power geared toward the new digital age, offers a full portfolio of products including the Energizer(R) MAX(R) premium alkaline brand; Energizer(R) Ultimate Lithium; Energizer(R) Advanced Lithium and Energizer(R) Rechargeable batteries and chargers.

The Energizer product line also includes specialty batteries for hearing aids and medical devices, health and fitness devices, as well as for keyless remote entry systems, watches and other uses. Through its flashlight and lighting products unit, Energizer helps bring consumer insight and innovation to these important household devices. Energizer continues its role as a technology leader for on-the-go lifestyles with its Energizer(R) Energi To Go(R) line of portable battery-driven power packs for cell phones and for use with iPod devices.

FORWARD-LOOKING STATEMENTS
STATEMENTS IN THIS PRESS RELEASE THAT ARE NOT STATEMENTS OF HISTORICAL OR CURRENT FACT CONSTITUTE "FORWARD-LOOKING STATEMENTS." SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER UNKNOWN FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL OPERATING RESULTS TO BE MATERIALLY DIFFERENT FROM ANY HISTORICAL RESULTS OR FROM ANY FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. IN ADDITION TO STATEMENTS THAT EXPLICITLY DESCRIBE THESE RISKS AND UNCERTAINTIES, READERS ARE URGED TO CONSIDER STATEMENTS THAT CONTAIN TERMS SUCH AS "BELIEVES," "BELIEF," "EXPECTS," "EXPECT," "INTENDS," "INTEND," "ANTICIPATE," "ANTICIPATES," "PLANS," "PLAN," TO BE UNCERTAIN AND FORWARD-LOOKING. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN ARE ALSO SUBJECT GENERALLY TO OTHER RISKS AND UNCERTAINTIES THAT ARE DESCRIBED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH SECURITIES AND EXCHANGE COMMISSION. HISTORICAL FINANCIAL RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

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